TCW/DW LATIN AMERICAN GROWTH FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                   10048
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997

DEAR SHAREHOLDER:

TCW/DW Latin American Growth Fund registered a total return of 20.99 percent for the fiscal year ended January 31, 1997, versus 17 percent for the International Finance Corporation's Investable (IFCI) Latin America Total Return Index and
22.36 percent for the Lipper Latin American Funds Average.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (December 30, 1992) through the fiscal year ended January 31, 1997, versus the performance of a similar hypothetical investment in the issues comprising the IFCI Latin America Total Return Index and the Lipper Latin American Funds Average.

REGIONAL OVERVIEW

Following strong gains in the first half of 1996, Latin American stocks traded in a narrow range during most of the second half before adding to their gains in a late-December, early-January rally.
The region's strong performance was primarily attributable to improved macroeconomic fundamentals, culminating in economic growth that averaged about
3.4 percent in 1996, compared to virtually no growth in 1995. This economic rebound translated into increased corporate earnings, which on average exceeded 30 percent in U.S. dollar terms. Capital inflows into the region also improved as foreign direct investment increased nearly 40 percent in 1996 to more than $28 billion. At the same time,

TCW/DW LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

exports rose by an additional 12 percent during the year, bolstering regional foreign exchange reserves 20 percent to more than $150 billion.

INDIVIDUAL MARKETS

BRAZIL

With nearly 40 percent of the Fund's net assets invested in Brazil, the 44 percent gain posted by Brazilian equities in the fiscal year ended January 31, 1997 was an important contributor to the Fund's overall performance. Moreover, the Fund's Brazil holdings outperformed the International Finance Corporation
(IFC) Brazil Index. Roughly three-quarters of the Fund's Brazilian investments was concentrated in state-owned companies, which responded with strong performance to tariff restructurings and privatizations within the electricity and telecommunications sectors. The Brazilian market continued to rally in January as it became evident that a constitutional amendment would be passed allowing President Cardoso to run for reelection in 1998. On the economic front, Brazil closed the year with its lowest inflation rate in 46 years. Going forward, if monetary and fiscal policies are tightened in an attempt to quell demand, concerns regarding a growing current account deficit could lead to a reduction in economic growth forecasts.

MEXICO

Mexican equities rose by more than 13 percent during the twelve months ended January 31, 1997. The Fund's strong Mexican weighting comprised approximately 30 percent of net assets at the end of the fiscal year. Most of Mexico's strong gains were posted during the first half of 1996 as declining interest rates provided greater liquidity, and as economic data indicated that an economic recovery was underway. Following a six percent pull back in 1995, the Mexican economy grew five percent in 1996. Furthermore, exports increased by more than 20 percent during 1996, and inflation dropped to 28 percent compared to 52 percent during 1995.

Optimism regarding the economic recovery in Mexico continues to be tempered by weakness in the banking sector, as well as anemic retail sales, which have yet to signal a recovery in domestic demand. The steady appreciation of the peso during most of 1996 raised concerns about diminishing export competitiveness and led the Fund's investment adviser, TCW Funds Management, Inc. (TCW), to reduce exposure in Mexico from 34 percent to 30 percent of net assets in early September 1996. In mid-October, the value of the peso declined nearly six percent versus the U.S. dollar, prompting investors to shun Mexican stocks for fear that renewed peso volatility might be

TCW/DW LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

imminent. However, Mexico rebounded in November and December, as the peso stabilized. The market rallied in January as the Mexican government announced plans to prepay the remaining $3.5 billion owed to the United States Treasury.

ARGENTINA

At the end of January, approximately 11 percent of the Fund's net assets was invested in Argentine stocks, which rose 23 percent during the Fund's fiscal year. Equity prices were buoyed by signs of a stronger-than-expected economic recovery, marked by an increase in credit demand and dramatic improvements in industrial production. Moreover, during the fourth quarter of 1996 the finance minister announced estimated economic growth of nine percent year-over-year, and implied full-year growth in excess of four percent. As a result, there has been an upward revision in economic growth expectations for 1997 to a range of four percent to five percent and a favorable earnings growth outlook of nearly 20 percent.

CHILE

The Chilean equity market underperformed the rest of the region during the fiscal year, falling nearly four percent in U.S. dollar terms. The Fund's 10 percent weighting in Chile was well below the International Finance Corporations
(IFC) Latin America Index's 16 percent weighting, but was the primary reason why the Fund trailed its Lipper average, as some other funds underweighted the Chilean market even more sharply. Chile's poor equity market performance is attributable in large part to a tight monetary policy. The decline in equity prices was exacerbated by a severe drought and the ensuing impact on hydroelectric generators, which caused a steep drop in the prices of electricity stocks (a sector that represents 25 percent of the market).

On the upside, the market staged a modest recovery in January, rising 12 percent in U.S. dollar terms, as investors anticipated that monetary policy would soon be relaxed. Consensus forecasts for 1997 economic growth are nearly six percent.

PERU

The Fund's exposure to Peruvian equities was a little more than four percent of net assets at the end of the fiscal year. Peruvian equities increased nine percent for the fiscal year, primarily on a strong January rally that helped to offset sharp losses posted in the fourth quarter of 1996. Despite the current unresolved hostage crisis, President Fujimori's popularity rating has increased since the

TCW/DW LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

onset of the crisis, as the general public remains very aware of the decline in living standards they suffered under terrorism in the past. Despite the President's increased popularity, the constitutional court remains split regarding Fujimori's eligibility to run for reelection.

On the economic front, both the central bank and the Fujimori administration seem to agree that the engineered slowdown of the economy has been overdone. As such, measures now have been taken to stimulate economic growth. Further, robust economic growth of nearly nine percent year-over-year in December helped to allay concerns that the economic recovery had stalled.

COLOMBIA

The Fund's exposure to Colombian equities was approximately two percent of net assets at the end of January 1997. Despite the political uncertainty surrounding the Samper administration, the Colombian equity market increased 21 percent during the fiscal year, as a reduction in real interest rates increased foreign and domestic interest in the stock market. Tight monetary policy has proven to be ineffective in reducing inflation from nearly 20 percent, and concerns that the economy might be damaged as a result prompted monetary easing.

Although a marked slowdown in economic growth (as estimated three percent in 1996 versus five percent in 1995) has hurt corporate earnings in Colombia, a decline in interest rates is expected to bring stronger economic growth in 1997. The Colombian central bank has indicated that monetary policy will continue to ease in 1997, but this may limit the government's ability to fight inflation. Also, with political volatility receding, President Samper's critics are now resigned to allowing him to finish his term. Entering 1997, equity market valuations in Colombia were among the region's most attractive.

VENEZUELA

The Fund's Venezuelan position was increased during the fiscal year to just over two percent of net assets as of January 31, 1997. The Venezuelan equity market posted the region's strongest gains during the period, surging a hardy 92 percent in U.S. dollar terms. The rally was led by the improved outlook for the continued success of the Venezuelan economic program, in which the government raised gasoline prices and removed all foreign exchange controls. Strong oil prices have caused the Venezuelan currency to appreciate, while real interest rates and inflation began a downward trend in the fourth quarter of 1996. The Caldera administration continues to negotiate social security reform and modifications to the current severance benefits program.

TCW/DW LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

OUTLOOK

As economic fundamentals continue to improve throughout much of the region, TCW remains optimistic regarding the potential for further gains by the Latin American equity markets. Unlike 1995 and 1996, all of the major Latin American countries are expected to show positive economic growth, with the regional growth rate accelerating to the four percent range on average. Furthermore, the region is continuing to receive increasing inflows of both foreign direct investment and mutual fund portfolio investment. This favorable economic environment provides the basis for estimated earnings growth of approximately 25 percent in U.S. dollar terms for 1997. At the same time, equity valuations are attractive relative to the rate of earnings growth, and compared to equity markets in other regions of the world.

We appreciate your support of TCW/DW Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS (97.5%)
                   ARGENTINA (11.4%)
                   BANKS
           88,195  Banco de Galicia y Buenos
                     Aires S.A. de C.V. (ADR)...  $     2,149,753
           65,005  Banco Frances del Rio de la
                     Plata S.A. (ADR)...........        1,950,150
                                                  ---------------
                                                        4,099,903
                                                  ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           61,100  Disco S.A. (ADR)*............        1,649,700
          230,667  Molinos Rio de la Plata S.A.
                     (Class B)*.................          830,692
                                                  ---------------
                                                        2,480,392
                                                  ---------------
                   MULTI-INDUSTRY
        1,369,302  Perez Companc S.A. (Class
                     B).........................       10,232,267
                                                  ---------------
                   OIL & GAS
          734,822  Astra Compania Argentina de
                     Petroleo S.A...............        1,381,949
           63,850  Transportadora de Gas del Sur
                     S.A. (ADR).................          838,031
                                                  ---------------
                                                        2,219,980
                                                  ---------------
                   OIL RELATED
          191,484  Yacimentos Petroliferos
                     Fiscales S.A. (ADR)........        5,337,616
                                                  ---------------
                   REAL ESTATE
          194,682  Inversiones y
                     Representaciones S.A.
                     (Class B)..................          712,786
                                                  ---------------
                   STEEL
        1,098,860  Siderca S.A. (Class A).......        2,066,580
                                                  ---------------
                   TELECOMMUNICATIONS
           72,103  Telecom Argentina Stet -
                     France Telecom S.A.........          339,724
           16,200  Telecom Argentina Stet -
                     France Telecom S.A.
                     (ADR)......................          765,450

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
           82,785  Telefonica de Argentina S.A.
                     (ADR)......................  $     2,524,943
                                                  ---------------
                                                        3,630,117
                                                  ---------------

                   TOTAL ARGENTINA..............       30,779,641
                                                  ---------------

                   BRAZIL (37.4%)
                   BANKING
      415,090,305  Banco Bradesco S.A.
                     (Pref.)....................        3,334,697
        3,942,200  Banco Itau S.A. (Pref.)......        1,828,584
                                                  ---------------
                                                        5,163,281
                                                  ---------------
                   BREWERY
        7,649,964  Companhia Cervejaria Brahma
                     (Pref.)*...................        4,653,192
                                                  ---------------
                   BUILDING MATERIALS
        2,545,000  Companhia Cimento Portland
                     Itau (Pref.)...............          888,413
                                                  ---------------
                   ELECTRIC
      113,200,000  Companhia Paranaense de
                     Energia-Copel..............        1,526,511
                                                  ---------------
                   FINANCIAL SERVICES
        2,677,000  Itausa Investimentos Itau
                     S.A. (Pref.)...............        2,048,202
                                                  ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        5,360,000  Brasmotor S.A. (Pref.).......        1,384,086
                                                  ---------------
                   INDUSTRIALS
        1,148,000  Dixie Toga S.A. (Pref.)......          911,285
                                                  ---------------
                   METALS & MINING
          316,258  Companhia Vale do Rio Doce
                     S.A. (Pref.)...............        7,138,187
                                                  ---------------
                   OIL & GAS
       68,584,000  Petroleo Brasileiro S.A.
                     (Pref.)....................       13,184,185
                                                  ---------------
                   PAPER & FOREST PRODUCTS
          729,000  Industrias Klabin de Papel e
                     Celulose S.A. (Pref.)......          634,459
                                                  ---------------
                   STEEL & IRON
    1,259,000,000  Usinas Siderurgicas de Minas
                     Gerais S.A. (Pref.)........        1,432,872
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   TELECOMMUNICATIONS
       49,422,000  Telecomunicacoes Brasileiras
                     S.A........................  $     3,989,305
           63,300  Telecomunicacoes Brasileiras
                     S.A. (ADR).................        5,522,925
      299,683,140  Telecomunicacoes Brasileiras
                     S.A. (Pref.)...............       26,110,495
       20,382,300  Telecomunicacoes de Sao Paulo
                     S.A. (Pref.)*..............        4,775,883
                                                  ---------------
                                                       40,398,608
                                                  ---------------
                   TEXTILES
        3,313,600  Companhia de Tecidos Norte de
                     Minas (Pref.)..............        1,175,732
                                                  ---------------
                   UTILITIES - ELECTRIC
       12,922,338  Centrais Electricas
                     Brasileiras S.A............        5,277,198
       19,768,403  Centrais Electricas
                     Brasileiras S.A. (Pref.)...        8,356,574
           64,575  Companhia Energetica de Minas
                     Gerais S.A. (Pref.)
                     (ADR)......................        2,696,006
           55,356  Companhia Energetica de Minas
                     Gerais S.A. (ADR) -
                     144A**.....................        2,311,113
        7,493,900  Light Participacoes S.A......        2,114,289
                                                  ---------------
                                                       20,755,180
                                                  ---------------

                   TOTAL BRAZIL.................      101,294,193
                                                  ---------------
                   CHILE (9.5%)
                   BANKS
           47,350  Banco BHIF (ADR)*............          911,487
                                                  ---------------
                   BUILDING & CONSTRUCTION
           89,200  Madeco S.A. (ADR)............        2,564,500
                                                  ---------------
                   CHEMICALS
           44,220  Sociedad Quimica y Minera de
                     Chile S.A. (ADR)...........        2,575,815
                                                  ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          112,340  Embotelladora Andina S.A.
                     (ADR)......................        3,538,710
                                                  ---------------

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   INVESTMENT COMPANIES
           69,895  Genesis Chile Fund Ltd.......  $     2,695,501
        1,658,300  The Five Arrows Chile
                     Investment Trust Ltd.......        4,767,612
                                                  ---------------
                                                        7,463,113
                                                  ---------------
                   SUPERMARKETS
           93,300  Santa Isabel S.A. (ADR)......        2,507,438
                                                  ---------------
                   TELECOMMUNICATIONS
           88,145  Compania de
                     Telecomunicaciones de Chile
                     S.A. (ADR).................        2,192,607
                                                  ---------------
                   UTILITIES - ELECTRIC
           36,910  Chilgener S.A. (ADR).........          945,819
          100,784  Enersis S.A. (ADR)...........        3,111,706
                                                  ---------------
                                                        4,057,525
                                                  ---------------

                   TOTAL CHILE..................       25,811,195
                                                  ---------------

                   COLOMBIA (2.4%)
                   BANKING
          276,708  Banco de Bogota..............        1,542,933
           59,000  Banco Industrial Colombiano
                     S.A. (ADR).................        1,025,125
                                                  ---------------
                                                        2,568,058
                                                  ---------------
                   BUILDING & CONSTRUCTION
           66,400  Cementos Diamante S.A. (ADR)
                     - 144A**...................          913,000
          119,375  Compania de Cementos Argos
                     S.A........................          733,331
                                                  ---------------
                                                        1,646,331
                                                  ---------------
                   FINANCIAL SERVICES
           42,604  Compania Suramericana de
                     Seguros S.A................          765,028
                                                  ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          108,299  Compania Nacional de
                     Chocolates S.A.............          870,097
                                                  ---------------
                   RETAIL
          193,527  Almacenes Exito S.A..........          548,701
                                                  ---------------

                   TOTAL COLOMBIA...............        6,398,215
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   MEXICO (30.1%)
                   AUTOMOTIVE
           56,440  Sanluis Corporacion S.A. de
                     C.V. (Units)++.............  $       321,379
                                                  ---------------
                   BANKING
        1,006,688  Grupo Financiero Inbursa S.A.
                     de C.V. (B Shares).........        3,606,816
                                                  ---------------
                   BUILDING & CONSTRUCTION
          136,700  Empresas ICA Sociedad
                     Controladora S.A. de C.V.
                     (ADR)*.....................        2,067,588
                                                  ---------------
                   BUILDING MATERIALS
          333,800  Apasco S.A. de C.V...........        2,426,083
        1,805,200  Cemex S.A. de C.V. (B
                     Shares)....................        7,391,734
          766,080  Grupo Cementos de Chihuahua
                     S.A. de C.V. (B Shares)*...          862,637
                                                  ---------------
                                                       10,680,454
                                                  ---------------
                   CONGLOMERATES
        1,052,699  Grupo Carso S.A. de C.V.
                     (Series A1)*...............        6,418,568
        1,388,380  Grupo Industria Alfa S.A. de
                     C.V. (A Shares)............        7,239,473
                                                  ---------------
                                                       13,658,041
                                                  ---------------
                   CONSTRUCTION & HOUSING
          148,400  Corporacion GEO S.A. de C.V.
                     (Series B)*................          731,081
                                                  ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          138,500  Empresas la Moderna S.A. de
                     C.V. (ADR).................        3,133,563
          456,500  Fomento Economico Mexicano
                     S.A. de C.V. (B Shares)....        1,597,604
          441,900  Grupo Industrial Bimbo S.A.
                     de C.V. (Series A).........        2,663,275
          541,340  Grupo Industrial Maseca S.A.
                     de C.V. (B Shares).........          713,474
          317,500  Grupo Modelo S.A. de C.V.
                     (Series C).................        1,905,406
          516,800  Jugos de Valle S.A. de C.V.
                     (B Shares).................          784,293

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
           35,070  Panamerican Beverages, Inc.
                     (Class A)..................  $     1,836,791
                                                  ---------------
                                                       12,634,406
                                                  ---------------
                   MEDIA GROUP
          143,310  Grupo Televisa S.A. (GDR)*...        3,708,146
                                                  ---------------
                   METALS & MINING
          239,384  Tubos de Acero de Mexico S.A.
                     de C.V. (ADR)*.............        4,189,220
                                                  ---------------
                   MULTI-INDUSTRY
          396,800  DESC S.A. de C.V. (Series
                     B).........................        2,315,301
                                                  ---------------
                   PAPER & FOREST PRODUCTS
          382,100  Kimberly-Clark de Mexico S.A.
                     de C.V. (A Shares).........        7,920,691
                                                  ---------------
                   RETAIL
        4,176,918  Cifra S.A. de C.V. (C
                     Shares)*...................        5,547,845
                                                  ---------------
                   TELECOMMUNICATIONS
          381,173  Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR)......       14,341,634
                                                  ---------------

                   TOTAL MEXICO.................       81,722,602
                                                  ---------------

                   PERU (4.4%)
                   BREWERY
        1,435,893  Cerveceria Backus & Johnston
                     S.A........................        1,195,219
                                                  ---------------
                   BUILDING MATERIALS
          630,516  Cementos Lima, S.A...........        1,061,595
                                                  ---------------
                   FINANCIAL SERVICES
          117,419  Credicorp Ltd. (ADR).........        2,465,799
                                                  ---------------
                   METALS & MINING
          183,144  Companhia de Minas
                     Buenaventura S.A. (A
                     Shares)....................        1,255,607
           43,000  Companhia de Minas
                     Buenaventura S.A. (ADR)*...          682,625
           45,786  Companhia de Minas
                     Buenaventura S.A. (B
                     Shares)....................          358,596
                                                  ---------------
                                                        2,296,828
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   TELECOMMUNICATIONS
           12,100  CPT Telefonica del Peru S.A.
                     (ADR)......................  $       261,663
        2,102,220  CPT Telefonica del Peru S.A.
                     (B Shares).................        4,557,594
                                                  ---------------
                                                        4,819,257
                                                  ---------------

                   TOTAL PERU...................       11,838,698
                                                  ---------------

                   VENEZUELA (2.3%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           93,000  Mavesa (ADR) - 144A**........          639,375
                                                  ---------------
                   STEEL & IRON
          135,900  Siderurgica Venezolana Sivens
                     S.A. de C.V. (ADR).........          455,265
           12,355  Siderurgica Venezolana
                     Sivensa, Saica S.A.C.A.
                     (ADR) (Series B) -
                     144A**.....................           37,992
                                                  ---------------
                                                          493,257
                                                  ---------------
                   TELECOMMUNICATIONS
           83,925  Compania Anonima Nacional
                     Telefonos de Venezuela
                     (ADR)*.....................        2,370,881
                                                  ---------------

    NUMBER OF
     SHARES                                            VALUE
-----------------------------------------------------------------
                   UTILITIES - ELECTRIC
        2,700,961  C.A. la Electricidad de
                     Caracas S.A.C.A............  $     2,769,340
                                                  ---------------

                   TOTAL VENEZUELA..............        6,272,853
                                                  ---------------

TOTAL COMMON AND PREFERRED
STOCKS
(IDENTIFIED COST
$198,072,725)(A)............       97.5%   264,117,397

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        2.5      6,725,827
                                  -----   ------------

NET ASSETS..................      100.0%  $270,843,224
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more than one class of securities traded together as a unit; common stocks with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,608,427 and the aggregate gross unrealized depreciation is $6,563,755, resulting in net unrealized appreciation of $66,044,672.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JANUARY 31, 1997

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
------------------------------------------------------------------------------
Automotive................................  $          321,379           0.1%
Banking...................................          11,338,155           4.1
Banks.....................................           5,011,390           1.9
Brewery...................................           5,848,411           2.1
Building & Construction...................           6,278,419           2.3
Building Materials........................          12,630,462           4.7
Chemicals.................................           2,575,815           1.0
Conglomerates.............................          13,658,041           5.0
Construction & Housing....................             731,081           0.3
Electric..................................           1,526,511           0.6
Financial Services........................           5,279,029           1.9
Food, Beverage, Tobacco & Household
  Products................................          21,547,066           8.0
Industrials...............................             911,285           0.3
Investment Companies......................           7,463,113           2.8
Media Group...............................           3,708,146           1.4
Metals & Mining...........................          13,624,235           5.0
Multi-Industry............................          12,547,568           4.6

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
------------------------------------------------------------------------------

Oil & Gas.................................  $       15,404,165           5.7%
Oil Related...............................           5,337,616           1.9
Paper & Forest Products...................           8,555,150           3.2
Real Estate...............................             712,786           0.3
Retail....................................           6,096,546           2.3
Steel.....................................           2,066,580           0.8
Steel & Iron..............................           1,926,129           0.7
Supermarkets..............................           2,507,438           0.9
Telecommunications........................          67,753,104          25.0
Textiles..................................           1,175,732           0.4
Utilities - Electric......................          27,582,045          10.2
                                            ------------------         -----
                                            $      264,117,397          97.5%
                                            ------------------         -----
                                            ------------------         -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                VALUE           NET ASSETS
------------------------------------------------------------------------------
Common Stocks.............................  $      183,564,545          67.8%
Preferred Stocks..........................          80,552,852          29.7
                                            ------------------         -----
                                            $      264,117,397          97.5%
                                            ------------------         -----
                                            ------------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $198,072,725)............................  $ 264,117,397
Cash........................................................      7,686,012
Receivable for:
    Shares of beneficial interest sold......................        364,805
    Dividends...............................................        116,051
    Investments sold........................................         84,023
    Interest................................................         16,043
Deferred organizational expenses............................         35,803
Prepaid expenses............................................         43,134
                                                              -------------

     TOTAL ASSETS...........................................    272,463,268
                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................        738,888
    Plan of distribution fee................................        223,496
    Shares of beneficial interest repurchased...............        217,085
    Management fee..........................................        167,622
    Investment advisory fee.................................        111,748
Accrued expenses............................................        161,205
                                                              -------------

     TOTAL LIABILITIES......................................      1,620,044
                                                              -------------

NET ASSETS:
Paid-in-capital.............................................    328,333,319
Net unrealized appreciation.................................     66,044,007
Accumulated net investment loss.............................       (571,980)
Accumulated net realized loss...............................   (122,962,122)
                                                              -------------

     NET ASSETS.............................................  $ 270,843,224
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  23,616,021 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $11.47
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $604,437 foreign withholding tax).........  $ 6,252,318
Interest....................................................      164,246
                                                              -----------

     TOTAL INCOME...........................................    6,416,564
                                                              -----------

EXPENSES
Plan of distribution fee....................................    2,573,703
Management fee..............................................    1,930,277
Investment advisory fee.....................................    1,286,852
Transfer agent fees and expenses............................      588,739
Custodian fees..............................................      432,431
Professional fees...........................................      101,891
Shareholder reports and notices.............................       70,610
Registration fees...........................................       50,076
Organizational expenses.....................................       39,254
Trustees' fees and expenses.................................       35,890
Other.......................................................       51,634
                                                              -----------

     TOTAL EXPENSES.........................................    7,161,357
                                                              -----------

     NET INVESTMENT LOSS....................................     (744,793)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments.............................................   (7,148,447)
    Foreign exchange transactions...........................     (193,608)
                                                              -----------

     NET LOSS...............................................   (7,342,055)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   57,019,786
    Net translation of other assets and liabilities
      denominated in foreign currencies.....................        2,097
                                                              -----------

     NET APPRECIATION.......................................   57,021,883
                                                              -----------

     NET GAIN...............................................   49,679,828
                                                              -----------

NET INCREASE................................................  $48,935,035
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              JANUARY 31, 1997   JANUARY 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................    $     (744,793)    $   (1,564,418)
Net realized loss...........................................        (7,342,055)       (68,233,853)
Net change in unrealized appreciation/depreciation..........        57,021,883         68,526,655
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................        48,935,035         (1,271,616)
Net decrease from transactions in shares of beneficial
  interest..................................................       (39,157,667)       (32,436,582)
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................         9,777,368        (33,708,198)

NET ASSETS:
Beginning of period.........................................       261,065,856        294,774,054
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING AN ACCUMULATED NET INVESTMENT LOSS OF
    $571,980 AND $894,899, RESPECTIVELY)....................    $  270,843,224     $  261,065,856
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses in the amount of approximately $244,000 of which approximately $200,000 have been reimbursed. The balance has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $20,103,415 at January 31, 1997.

The Distributor has informed the Fund that for the year ended January 31, 1997, it received approximately $997,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

5. SECURITY TRANSACTIONS AND TRANSACTION WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $72,611,974, and $114,727,230, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $62,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         JANUARY 31, 1997              JANUARY 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,700,960   $   27,087,984     7,422,903   $ 63,325,768
Repurchased......................................................   (6,631,601)     (66,245,651)  (11,407,729)   (95,762,350)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (3,930,641)  $  (39,157,667)   (3,984,826)  $(32,436,582)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

7. FEDERAL INCOME TAX STATUS

At January 31, 1997, the Fund had a net capital loss carryover of approximately $114,149,000 of which $4,864,000 will be available through January 31, 2003, $92,050,000 will be available through January 31, 2004 and $17,235,000 will be available through January 31, 2005 to offset future capital gains to the extent provided by regulations.

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $41,000 during fiscal 1997.

As of January 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs"). The Fund had permanent book/tax differences primarily attributable to foreign currency losses, a net operating loss and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $957,903, accumulated net realized loss was charged $109,809 and accumulated net investment loss was credited $1,067,712.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1997, the Fund had no open forward contracts.

At January 31, 1997, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Fund's custodian.

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  For the period
                                                                                                                   December 30,
                                                          FOR THE YEAR ENDED JANUARY 31,                              1992*
                                     -------------------------------------------------------------------------       through
                                           1997               1996               1995               1994         January 31, 1993
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $       9.48       $       9.35       $      16.05       $       9.56       $ 10.00
                                             --------           --------           --------           --------      --------

Net investment loss................             (0.04)             (0.06)             (0.17)             (0.04)        (0.01)
Net realized and unrealized gain
 (loss)............................              2.03               0.19              (6.21)              6.68         (0.43)
                                             --------           --------           --------           --------      --------

Total from investment operations...              1.99               0.13              (6.38)              6.64         (0.44)

Less distributions from net
 realized gain.....................         --                 --                     (0.32)             (0.15)      --
                                             --------           --------           --------           --------      --------

Net asset value, end of period.....      $      11.47       $       9.48       $       9.35       $      16.05       $  9.56
                                             --------           --------           --------           --------      --------
                                             --------           --------           --------           --------      --------

TOTAL INVESTMENT RETURN+...........             20.99%             %1.39             (40.12)%            69.49%        (4.30)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................             %2.78              %2.98              %2.87              %2.89          3.08%(2)

Net investment loss................             (0.29)%            (0.61)%            (1.46)%            (0.90)%       (1.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $270,843           $261,066           $294,774           $325,956            $69,611

Portfolio turnover rate............             %  29              %  64              % 145              % 111             1%(1)

Average commission rate paid.......      $     0.0002          --                 --                 --              --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW LATIN AMERICAN GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Latin American Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 30, 1992 (commencement of operations) through January 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 13, 1997

TRUSTEES

John C. Argue
Richard M. DeMartini                               TCW/DW
Charles A. Fiumefreddo
John R. Haire                                      LATIN AMERICAN GROWTH FUND
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent                                  [GRAPHIC]
John L. Schroeder
Marc I. Stern                                      ANNUAL REPORT

OFFICERS                                           JANUARY 31, 1997

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Michael P. Reilly
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW LATIN AMERICAN GROWTH FUND
                                  GROWTH OF $10,000

       DATE               TOTAL         IFC          LIPPER

 December 30, 1992    $10,000        $10,000        $10,000

 January 31, 1993     $ 9,570        $ 9,707        $ 9,836

 January 31, 1994     $16,220        $18,234        $17,318

 January 31, 1995     $ 9,712        $12,253        $12,057

 January 31, 1996     $ 9,847        $13,254        $13,048

 January 31, 1997     $11,714 (3)    $15,508        $15,966

                             AVERAGE ANNUAL TOTAL RETURNS
                          1 YEAR          LIFE OF FUND

                          20.99 (1)          4.38 (1)

                          15.99 (2)          3.95 (2)

              ____ Fund   ____ IFC (4)  ____ Lipper (5)
Past performance is not predictive of future returns.

----------------------------------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 Year-5%, since inception 2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on January 31, 1997.

(4) The International Finance Corporation's Investable Latin America Total Return Index is a broad, neutral and historically consistent benchmark for the Latin American Markets. The Index, which includes Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, reflects restrictions on foreign investment. No single market is dramatically overweighted. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Latin American Funds Average tracks the performance of the funds whose primary trading markets or operations are concentrated in the Latin American region or in a single country within the region as reported by Lipper Analytical Services, Inc.